EXHIBIT 10.7

                              CELL DIAGNOSTICS INC.
                                805 Third Avenue
                            New York, New York 10022

                                            As of December 15, 1997

ISRAEL AIRCRAFT INDUSTRIES LTD.
Ben Gurion International Airport
70100 ISRAEL
Attention: Jacob Weiss, Esq.

Gentlemen:

      Reference is made to the Amendment to Shareholders Agreement (the "Amendment"), dated as of December 20, 1993, by and among Israel Aircraft Industries Ltd., an Israeli corporation ("IAI"), Cell Diagnostics Inc., a Delaware corporation ("CDI"), Medis Inc., a Delaware corporation ("INC"), and Medis El Ltd., an Israeli corporation ("EL"). Concurrently herewith, IAI and CDI are entering into a Stock Purchase Agreement (the "Purchase Agreement") pursuant to which CDI is issuing to IAI 3,600,457 shares of the common stock of CDI, $.01 par value (the "CDI Common Stock"), subject to adjustment pursuant to Sections 8 and 10 below, in exchange for the transfer by IAI to CDI of all of the shares of INC owned by IAI. In consideration of and as a condition to entering into the Purchase Agreement, IAI has required that the CDI Stockholders, defined below, CDI, INC and EL enter into this agreement with IAI (the "Agreement"). Also, concurrently herewith, IAI, CDI, CDS Distributor, Inc., INC, EL and the CDI Stockholders, defined below, are entering into a shareholders agreement, dated as of the date hereof (the "Shareholders Agreement") and CDI, IAI and the CDI Stockholders are entering into a letter agreement, dated as of the date hereof, relating to certain debt obligations of CDI. One of the purposes of this Agreement is to give effect to the intention of the CDI Stockholders and IAI that, if the Note, as defined in the Amendment, has not been fully paid, with interest, by July 1, 1998 and, by such date, the Note has not been fully secured by a letter of credit in form and substance satisfactory to IAI, there shall be an automatic mechanism for IAI, as Collateral Agent, as defined below, for EL, to exercise its rights as secured party hereunder, including, without limitation, the right to sell the Pledged Shares, defined below, or the New Pledged Shares, defined below, or both, without any waiting period, except as described
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Israel Aircraft Industries Ltd.
As of December 15, 1997
Page 2

below, or other limitation and without any procedural or other obstacle, and for IAI, as EL's agent, to apply the proceeds of such sale to the full repayment of the Note.

      1. Pursuant to the provisions of a written consent to be executed by shareholders of CDI, a form of which is annexed hereto as Exhibit 1, CDI shall issue up to 650,000 newly issued shares of CDI Common Stock and up to 216,667 warrants to purchase shares of CDI Common Stock in units consisting of three shares of CDI Common Stock and one warrant ("Units") at the price determined by the CDI Stockholders, in their sole discretion, to be the fair market of the Units at the time of issuance, but in no event greater than $12.00 per Unit. IAI hereby consents to the foregoing Unit issuance. CDI shall and hereby agrees to apply the proceeds from the sale of such Units as follows: first, to pay the expenses incurred by CDI in connection with the issuance of the Units, including legal fees and disbursements; second, to pay the principal of and accrued interest on the Note and any other liabilities of CDI; and third, to the extent of any remaining proceeds, for such purposes as shall be approved by the Board of Directors of CDI.

      2. Subject to the provisions of Section 13 below, Howard Weingrow and Robert K. Lifton (the "CDI Stockholders") hereby (i) guarantee to EL the prompt payment in full when due of all now or hereafter existing obligations of CDI under the Note, as amended through the date hereof, in accordance with the terms thereof and (ii) covenant with EL that on or before July 1, 1998, the principal of and accrued interest on the Note either will have been paid in full or will have been fully secured by an irrevocable letter of credit, in form and substance satisfactory to IAI, as described below (such obligations described in clauses (i) and (ii) being hereafter referred to together as the "Guaranteed Obligations" and the guaranty of such Guaranteed Obligations being hereafter referred to as the "Guaranty").

      3. Concurrently with the execution and delivery of this Agreement and the Purchase Agreement, and as security for the payment of the Guaranteed Obligations, the CDI Stockholders hereby pledge to EL, and grant to EL a continuing first priority and perfected security interest in, 875,018 shares of the CDI Common Stock owned by them, together with the certificates representing such shares and all the products and proceeds of such shares (the shares, certificates, products and proceeds
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Israel Aircraft Industries Ltd.
As of December 15, 1997
Page 3

being referred to hereafter as the "New Pledged CDI Shares"). The number of shares of CDI Common Stock constituting the New Pledged CDI Shares shall be adjusted as necessary so that, at all times, the product of (i) the percentage that the value of the New Pledged CDI Shares is of the value of all of the outstanding CDI Common Stock, (ii) the percentage that the value of the INC stock owned by CDI is of the value of all of the outstanding INC stock and (iii) the number of issued and outstanding Ordinary Shares, par value NIS 0.1 per share, of EL (the "EL Common Stock") owned by INC, shall be equal to 500,000 shares of EL Common Stock; provided, however, that so long as no default shall have occurred and be continuing under the Note or this Agreement, or by the CDI Stockholders under the Shareholders Agreement, the CDI Stockholders shall be entitled to exercise any and all voting and other consensual rights pertaining to the New Pledged CDI Shares and, subject to the following proviso, to receive all cash dividends and other distributions paid from time to time with respect to the New Pledged CDI Shares; provided, further, however, that any dividends or other distributions with respect to the New Pledged CDI Shares shall be held by IAI, as Collateral Agent, as defined below, for EL, on behalf of the CDI Stockholders, as further security for the Guaranteed Obligations, until either all amounts due under the Note have been paid in full to EL or the Letter of Credit, defined below, has been deposited with IAI, as Collateral Agent, as defined below, for EL. INC, CDI, IAI and the CDI Stockholders shall and hereby agree to take all actions necessary to insure that, until all amounts due under the Note have been paid in full to IAI, as Collateral Agent, as defined below, for EL, and all other obligations hereunder have been satisfied, the common stock of INC, $.01 par value, shall be INC's only class of outstanding stock and the CDI Common Stock shall be CDI's only class of outstanding stock. Concurrently herewith, the CDI Stockholders shall deliver the stock certificates representing the New Pledged CDI Shares to IAI, as Collateral Agent, as defined below, for EL, duly endorsed in blank or accompanied by stock powers duly executed in blank, and in all other respects in a form sufficient to transfer the New Pledged CDI Shares on the books of CDI.

      4. EL hereby makes, constitutes and appoints IAI as its true and lawful agent and attorney-in-fact ("Collateral Agent") to act for EL and in EL's name, place, stead and behalf, specifically with respect to, and limited only to, any and all matters relating to or arising out of (i) the security interest
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Israel Aircraft Industries Ltd.
As of December 15, 1997
Page 4

held by EL in the New Pledged CDI Shares granted to EL pursuant to Section 3 above, which New Pledged Shares are being transferred to IAI, as Collateral Agent, upon execution of this Agreement, (ii) the security interest in the Pledged Shares, as defined in the Amendment, granted to EL pursuant to Section 5 of the Amendment, which Pledged Shares (as adjusted pursuant to Section 5 of the Amendment to give effect to the distribution of EL shares to CDI and the transfer of such EL shares from CDI to the holders of the convertible note obligations described on Schedule 2.6 to the Purchase Agreement in the principal amount of $650,000 (the "Convertible Notes") upon conversion of the Convertible Notes) are being transferred to IAI, as Collateral Agent, upon execution of this Agreement, (iii) the Note, including, without limitation, the collection of all amounts due thereunder on behalf of EL and (iv) the Letter of Credit, as defined below, including, without limitation, the right to hold such collateral and any other collateral for the Guaranteed Obligations and the Guaranty at any time granted to EL or to IAI, as Collateral Agent for EL, hereunder and under the Amendment, the perfection and protection of EL's security interests relating thereto and the enforcement of EL's rights and remedies in respect of such collateral and security interests. EL hereby gives and grants to IAI, as said Collateral Agent, the full power and authority to do and perform each and every act and thing whatsoever requisite, necessary and appropriate to be done in connection with the foregoing specified matters, including, without limitation, the execution and delivery of any agreements, including amendments thereto, and any other documents, as fully, for all intents and purposes, as EL could do if personally acting, hereby ratifying and confirming whatsoever said Collateral Agent shall and may do by virtue hereof. IAI's sole duty with respect to the custody, safe-keeping and physical preservation of the collateral in its possession pursuant to the terms hereof, under Section 9-207 of the UCC, as defined below, or otherwise, shall be to deal with it in the same manner as IAI deals with similar securities and property for its own account. No failure on the part of IAI, as Collateral Agent or otherwise, to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement by or among the undersigned. Notwithstanding
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Israel Aircraft Industries Ltd.
As of December 15, 1997
Page 5

any obligation hereunder or imposed by law, IAI will have no liability to any of the undersigned for any action, wrongful or otherwise, taken by IAI in its capacity as Collateral Agent for EL, except for an action taken in contravention of Section 13 below.

      5. Subject to the provisions of Section 13 below, if, on July 1, 1998, there shall be due to EL any remaining amount of principal of or accrued interest on the Note (the "July 1 Amount Due"), then the CDI Stockholders shall, by no later than such date, deposit with IAI an irrevocable letter of credit (the "Letter of Credit") in form and substance satisfactory to IAI, as Collateral Agent for EL, in an amount equal to the July 1 Amount Due, which Letter of Credit shall be payable to IAI, as Collateral Agent for EL, in accordance with the provisions of Section 4 above. The Letter of Credit shall secure the full and timely payment of all amounts due under the Note including but not limited to the July 1 Amount Due, and no person including the issuer of the Letter of Credit and the CDI Stockholders shall have any recourse, whether by subrogation, contribution or otherwise, against any of CDI, INC, EL or IAI arising out of any drawdown or other action taken under the Letter of Credit. Upon receipt by IAI of the Letter of Credit, in form and substance satisfactory to IAI, IAI, as Collateral Agent, shall deliver to CDI the Pledged Shares and shall deliver to the CDI Stockholders the New Pledged CDI Shares, and EL's security interest in the Pledged Shares granted under Section 5 of the Amendment and this Agreement, and its security interest in the New Pledged CDI Shares granted hereby, shall terminate.

      6. If, on July 1, 1998, there shall be any amount due to EL under the Note and IAI, as Collateral Agent for EL, shall not have received the Letter of Credit, in form and substance satisfactory to IAI, as provided in Section 5 above, then the entire unpaid balance of the principal of and accrued interest on the Note immediately shall accelerate and become due and payable, and IAI, as Collateral Agent for EL, thereupon may, without demand of performance or other demand or notice of any kind whatsoever, except the notice specified in Section 7 below of time and place of public or private sale, exercise any and all rights and remedies with respect to the Note, the Pledged Shares and the New Pledged CDI Shares as IAI, in such capacity and in its sole discretion, shall determine.
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Israel Aircraft Industries Ltd.
As of December 15, 1997
Page 6

      7. If any default by CDI in the payment of any of its obligations under the Note shall have occurred and be continuing, IAI, as Collateral Agent for EL, shall have all of the rights and remedies with respect to the New Pledged CDI Shares of a secured party under the New York Uniform Commercial Code ("UCC"), as in effect from time to time. In the event that IAI, as Collateral Agent for EL, seeks to dispose of any or all of the New Pledged CDI Shares pursuant to the immediately preceding sentence, IAI, as Collateral Agent for EL, shall give to the CDI Stockholders at least 10 days prior written notice of the time and place of any public sale of the New Pledged CDI Shares or of the time and place after which any private sale or any other intended disposition of the New Pledged CDI Shares is to be made. Each of IAI, as Collateral Agent for EL, EL, the CDI Stockholders and the other undersigned parties hereby acknowledge that 10 days prior written notice of any such sale or disposition is reasonable notice.

      8. If EL or IAI, as Collateral Agent for EL, executes upon the Pledged Shares, pursuant to the security interest in the Pledged Shares granted to EL pursuant to Section 5 of the Amendment, CDI shall, and the CDI Stockholders shall and hereby agree to vote their CDI Common Stock and take all other actions necessary to cause CDI to, issue to IAI, in its individual capacity, such number of shares of CDI Common Stock as will result in the product of (i) the percentage that the value of the CDI Common Stock owned by IAI in its individual capacity is of the value of all of the outstanding CDI stock, (ii) the percentage that the value of the INC common stock owned by CDI (not including the INC common stock that is transferred to IAI, as Collateral Agent for EL) is of the value of all of the outstanding INC stock (including the INC common stock that is transferred to IAI, as Collateral Agent for EL) and (iii) the number of shares of EL Common Stock owned by INC being equal before and after the transfer of the Pledged Shares to EL or to IAI, as Collateral Agent for EL, and before and after any sale of other disposition of the Pledged Shares.

      9. Upon payment in full of all amounts of principal and accrued interest due to EL under the Note, either as a result of payments by CDI on the Note or by the CDI Stockholders under the Guaranty or out of the proceeds from the sale of the Pledged Shares or the New Pledged CDI Shares, IAI, as Collateral Agent for EL, shall deliver to CDI the Pledged Shares or such portion
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Israel Aircraft Industries Ltd.
As of December 15, 1997
Page 7

of the Pledged Shares as was not sold by IAI, as Collateral Agent for EL, and shall deliver to the CDI Stockholders the New Pledged CDI Shares or such portion of the New Pledged CDI Shares as was not sold by IAI, as Collateral Agent for EL, and EL's security interest in The Pledged Shares granted under Section 5 of the Amendment and this Agreement, and the security interest in the New Pledged CDI Shares granted hereby, shall terminate.

      10. In the event of a breach of any of the representations, warranties or covenants of CDI in the Purchase Agreement (a "Breach"), CDI shall, and the CDI Stockholders shall and hereby agree to vote their CDI Common Stock and take all other actions necessary to cause CDI to, issue to IAI, in its individual capacity, such number of shares of CDI Common Stock, as will result in IAI, in its individual capacity, owning, after such issuance, both (i) a percentage of the issued and outstanding capital stock of CDI that is equal to the percentage of the CDI Common Stock that IAI owned in its individual capacity before such issuance and (ii) additional CDI Common Stock having a value equal to the amount of the "Loss", as defined in the next sentence, suffered by CDI or IAI, as the case may be, as a result of the Breach. For purposes of the previous sentence, a "Loss" shall mean any loss, liability, obligation, damage, cost, expense, including, without limitation, attorneys' and accountants' fees and disbursements and the costs and expenses of investigation of the Loss, and any diminution in value of property, including any CDI stock owned by IAI, INC stock owned by CDI or EL stock owned by INC arising out of, related to or incurred in connection with a Breach. In the event that IAI incurs any out-of-pocket costs, fees or expenses in connection with a Loss (an "Out-of-Pocket Loss"), (i) CDI shall and hereby agrees to cause INC, and INC shall and hereby agrees, to sell such number of shares of EL Common Stock as will provide INC with cash equal to the amount of such Out-of-Pocket Loss and to distribute that cash to CDI and CDI shall and hereby agrees to use such cash to fully reimburse IAI for and indemnify and hold IAI harmless against such Out-of-Pocket Loss and (ii) CDI shall, and the CDI Stockholders shall and hereby agree to vote their CDI Common Stock and take all other actions necessary to cause CDI to, issue to IAI, in its individual capacity, such number of shares of CDI Common Stock, as will result in the product of (i) the percentage that the value of the CDI Common Stock owned by IAI in its individual capacity is of the value of all of the outstanding CDI stock, (ii) the percentage that the value of the
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Israel Aircraft Industries Ltd.
As of December 15, 1997
Page 8

INC common stock owned by CDI (not including the INC common stock that is transferred to IAI, as Collateral Agent for EL) is of the value of all of the outstanding INC stock (including the INC common stock that is transferred to IAI, as Collateral Agent for EL) and (iii) the number of shares of EL Common Stock owned by INC being equal before and after the sale of such shares of EL Common Stock to reimburse IAI for such Out-of-Pocket Loss.

      11. Except as specifically modified above or by the Shareholders Agreement, all of the terms of the Amendment shall remain unchanged and in full force and effect. Each of the undersigned and IAI shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any of the undersigned and IAI in order to carry out the provisions and purposes of this Agreement. The rights and obligations of the undersigned, of IAI and of IAI, as Collateral Agent for EL, hereunder may not be assigned without the consent of all parties hereto. This letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. This letter Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

      12. Nothing in this Agreement shall limit or impair the rights of EL and of IAI, as Collateral Agent for EL, with respect to the Pledged Shares.

      13. Notwithstanding anything to the contrary contained herein, the undersigned and IAI, individually and as Collateral Agent for EL, agree that their sole recourse against the CDI Stockholders in respect of the Guaranty and the Guaranteed Obligations and otherwise hereunder shall be to the New Pledged CDI Shares, and that they shall have no right to look to the CDI Stockholders or any of their respective assets, other than the New Pledged CDI Shares, for the satisfaction of the Guaranty and the Guaranteed Obligations and the CDI Stockholders shall have no other personal obligation in respect of the Guaranty and the Guaranteed Obligations and otherwise hereunder.

      14. INC shall and hereby agrees to distribute 325,000 shares of EL Common Stock to CDI for distribution by CDI to the holders of the Convertible Notes.
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Israel Aircraft Industries Ltd.
As of December 15, 1997
Page 9

      Please sign this letter where indicated below to confirm the above agreements.

                                        Very truly yours,

                                        CELL DIAGNOSTICS INC.


                                        By: /s/ Robert K. Lifton
                                            -----------------------------------
                                        Name: Robert K. Lifton
                                        Title: Chairman of the Board


                                        MEDIS INC.


                                        By: /s/ Robert K. Lifton
                                            -----------------------------------

                                        By:
                                            -----------------------------------


                                        MEDIS EL LTD.


                                        By: /s/ Robert K. Lifton
                                            -----------------------------------

                                        By:
                                            -----------------------------------


                                        CDI STOCKHOLDERS:


                                        /s/ Robert K. Lifton
                                        ---------------------------------------
                                        Robert K. Lifton

                                        /s/ Howard Weingrow
                                        ---------------------------------------
                                        Howard Weingrow



CONFIRMED AND AGREED TO:

ISRAEL AIRCRAFT INDUSTRIES LTD.,
  individually and as Collateral Agent


By: /s/ M. Keret
    -----------------------------
    M. Keret

By: /s/ N. Gilad
    -----------------------------
    N. Gilad